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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 5, 2001
                                                 ---------------------------





                             TRANSMEDIA NETWORK INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                             001-13806                            84-6028875
------------------------------       -------------------------------      -------------------------------
(State or Other Jurisdiction                (Commission File                      (IRS Employer
      of Incorporation)                         Number)                        Identification No.)


11900 Biscayne Boulevard, North Miami, Florida                         33181
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code       (305) 892-3300
                                                     --------------------------



                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

         Effective April 16, 2001, the common stock of Transmedia Network Inc. will be listed on the American Stock Exchange under the ticker symbol "TMN". The Company is in the process of listing or including the Series A Senior Convertible Redeemable Preferred Stock on a national securities exchange or on a quotation service.

         On April 5, 2001, the New York Stock Exchange notified the Company that it had determined to delist the common stock and the Series A Preferred Stock because the Company was unable to achieve total stockholders' equity of $50 million within a prescribed time period.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.  The following exhibits are filed with this Report:

    Exhibit Number          Description
    --------------          -----------

         99.1               Press Release, dated April 12, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TRANSMEDIA NETWORK INC.


Date: April 13, 2001                 By: /s/ Keith Kiper
                                         ------------------------------------
                                         Keith Kiper
                                         Vice President


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                                INDEX OF EXHIBITS

    Exhibit Number       Description
    --------------       -----------

         99.1            Press Release, dated April 12, 2001.